Value Line Core Bond Fund
(formerly, Value Line Aggressive Income Trust)

Supplement dated January 29, 2013 to
Summary Prospectus dated December 10, 2012

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Summary Prospectus.

Changes in your Fund’s fee rates.

Currently, your Fund’s Management Fee is charged at an annual rate of 0.75% on the first $100 million of the Fund’s average daily net assets and 0.50% on the Fund’s average daily net assets in excess thereof.

Effective February 1, 2013, your fund’s Management Fee rate will be permanently reduced so that the Management Fee rate is 0.50% on all the Fund’s average daily net assets.  Also effective February 1, 2013, your fund’s Management Fee rate will be further reduced by waiving 0.10% of Management Fee on the first $100 million of your Fund’s average daily net assets.  This further reduction is effective through June 30, 2014 and cannot be changed or terminated during this period unless approved by your Fund’s board and investment adviser, EULAV Asset Management (the “Adviser”).

After giving effect to both the permanent and non-permanent waivers, your Fund’s Management Fee rate will be 0.40% on the first $100 million of your Fund’s average daily net assets and 0.50% on the Fund’s average daily net assets in excess thereof.

Also effective February 1, 2013, your Fund’s Rule 12b-1 Fee will be charged at a rate of 0.20% of your Fund’s average daily net assets after giving effect to a waiver equal to 0.05% of your Fund’s average daily net assets.  This waiver is effective through June 30, 2014 and cannot be changed or terminated during this period unless approved by your Fund’s board and principal underwriter, EULAV Securities LLC (the “Distributor”).

In connection with these changes, effective February 1, 2013, the following amendments are made to the Fund’s Summary Prospectus:

1.	The section labeled “Fees and expenses” on page 2 is deleted and replaced with the following:

Fees and expenses.

The table below shows the fees and expenses that you would pay if you buy and hold shares of the Fund.  There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund.  The expenses appearing in the table have been restated to reflect certain amendments to fees and waivers, effective February 1, 2013, as if in effect throughout the Fund’s fiscal year ended July 31, 2012.  If not restated, the Fund’s expenses reflected in the table would be higher.  Future expenses may be greater or less.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Value Line Core Bond Fund

Management Fee(1)	0.50%
Distribution and Service (12b-1) Fees(1)	0.25%
Other Expenses	0.55%
Total Annual Fund Operating Expenses	1.30%
Less Management and Rule 12b-1 Fee Waivers(1), (2)	-0.15%
Net Total Annual Fund Operating Expenses After Fee Waiver	1.15%

(1)
The expense information in the table has been restated to reflect a permanent reduction in the Fund’s Management Fee rate, effective February 1, 2013, from 0.75% to 0.50% on the first $100 million of its average daily net assets.  The expense information has also been restated to reflect a change in the Fund’s contractual (non-permanent) Management Fee waiver and contractual (non-permanent) Rule 12b-1 Fee waiver, both effective February 1, 2013 through June 30, 2014.  Absent such restatements, the expense information in the table would be higher.

(2)
Effective February 1, 2013, the Adviser has contractually agreed to waive a portion of the Fund’s management fee so that the management fee rate equals 0.40% on the first $100 million of the Fund’s average daily net assets.  The Management Fee rate on assets in excess of $100 million remains 0.50%.  Also effective February 1, 2013, the Distributor has contractually agreed to waive a portion of the Fund’s 12b-1 fees equal to 0.05% of the Fund’s average daily net assets.  These waivers can be terminated or changed before June 30, 2014 only with the approval of the Fund’s board and the Adviser or the Distributor, as applicable.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS
FOR FUTURE REFERENCE